SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT:  APRIL 16, 1997



                          COMPAQ COMPUTER CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                      1-9026                  76-0011617
  (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)


                    20555 SH 249, HOUSTON, TEXAS 77070-2698
                   (Address of Principal Executive Offices)

                               (281) 370-0670
              (Registrant's telephone number, including area code)

Item  5.    Other  Events

     The Registrant's news release dated April 16, 1997, with respect to its financial results for the period ended March 31, 1997, including an unaudited consolidated balance sheet as of March 31, 1997, and an unaudited consolidated statement of income for the period ended March 31, 1997 is attached as Exhibit 99.


Item  7.    Exhibit  -  Index

     Exhibit  99  --  News  Release  dated  April  16,  1997.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                Compaq  Computer  Corporation


Date:    April  16,  1997          By:          /s/  Earl  Mason
                                                ----------------
                                                Earl  Mason
                                                Senior  Vice  President  and
                                                Chief  Financial  Officer